Exhibit 10.1

NEXTVENUE INC.

AMENDED AND RESTATED *
1999 STOCK OPTION PLAN

* Effective February 29, 2000

1.  PURPOSE

        NextVenue Inc. (“the Company”) hereby establishes the Company 1999 Stock Option Plan (the “Plan”). The purpose of the Plan is to align the interests of directors, officers, other employees and independent contractors of the Company and its Subsidiaries with those of the Company’s stockholders; to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of directors, officers, other employees and independent contractors in fulfilling their personal responsibilities for long-range achievements.

2.  DEFINITIONS

        The following terms, as used herein, shall have the following meanings:

        (a)  “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

        (b)  “Board” shall mean the Board of Directors of the Company.

        (c)  “Cause” shall mean, unless otherwise defined in the applicable Option Agreement, (i) the willful and substantial failure by the Participant, after notice thereof, to perform his duties or responsibilities (ii) disloyalty, gross negligence, willful misconduct or dishonesty involving the Company; (iii) the commission of an act of embezzlement or fraud; (iv) the deliberate disregard of the rules or policies of the Company which results in a material direct or indirect loss, damage or injury, monetarily or otherwise, to the Company or (v) the violation of any confidentiality, non-competition or non-solicitation agreement or policy covering the Participant. Determination of Cause shall be made by the Board in its sole discretion. Any such determination shall be final and binding on a Participant.

(d)  A “Change in Control” shall mean:

      (i)  any Person is or becomes the Beneficial Owner, directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

      (ii)  there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

      (iii)  a merger or consolidation of the Company with any other corporation (other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger continuing to represent at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities).

        (e)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

        (f)  “Company” shall mean NextVenue Inc.

        (g)  “Committee” shall mean a committee of the Board that may be appointed by the Board to administer the Plan.

        (h)  “Disability” shall mean the Participant’s inability to perform his duties hereunder by reason of any mental, physical or other disability for a period of at least six (6) consecutive months, or a total of one hundred eighty (180) days during any twelve (12) month period, or until such earlier time as the Participant becomes eligible to receive payments under the Company’s long-term disability policy.

        (i)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

        (j)  “Fair Market Value” of a share of Stock on any date shall be the fair market value of such Stock as determined by the Board in its sole discretion; provided that (A) if the Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported; (B) if the Stock is admitted to quotation on the Nasdaq National Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or, if none, the next earlier date on which a sale was reported; or (C) if the Stock is admitted to quotation on the Nasdaq Stock Market, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Stock on such system on such date.

        (k)  “Nonqualified Stock Option” shall mean an Option that is not intended to meet the requirements of Section 422 of the Code, or any successor provision.

        (l)  “Option” shall mean the right, granted pursuant to this Plan, of a Participant to purchase shares of Stock under this Plan. All Options granted hereunder shall be Nonqualified Stock Options.

        (m)  “Option Agreement” shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Option.

        (n)  “Participant” shall mean a director, officer, other employee or independent contractor of the Company or any of its Subsidiaries who is, pursuant to Section 4 of this Plan, selected to participate herein.

        (o)  “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        (p)  “Plan” shall mean the NextVenue Inc. 1999 Stock Option Plan.

        (q)  “Plan Year” shall mean the Company’s fiscal year.

        (r)  “Retirement” shall mean retirement of a Participant from the employ of the Company and its Subsidiaries in accordance with the terms of a retirement or pension plan of the Company or, if such Participant is not covered by such a plan, on or after such Participant’s 65th birthday.

        (s)  “Stock” shall mean shares of Common Stock, par value $0.01 per share, of the Company.

        (t)  “Subsidiary” shall mean any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

3.  ADMINISTRATION

        The Plan shall be administered by the Committee, or if a Committee is not appointed by the Board.. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the persons to whom and the time or times at which Options shall be granted; to determine the number of Options to be granted, the number of shares of Stock to which an Option may relate and the terms and conditions relating to any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged or surrendered (provided that in no event shall the foregoing be construed to permit the reprici ng of an Option (whether by amendment, cancellation and regrant or otherwise) to a lower exercise price); to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

        The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated such duties may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participants (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.  ELIGIBILITY

        Options may be granted to directors, officers, other employees and independent contractors of the Company or any of its Subsidiaries in the sole discretion of the Committee.

5.  STOCK SUBJECT TO THE PLAN; LIMITATION ON GRANTS

        The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000 shares of Common Stock, such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to an Option granted under the Plan are forfeited, cancelled, exchanged or surrendered or if an Option granted under the Plan otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for issuance under the Plan. In the event that the Company becomes subject to Section 162(m) of the Code, then beginning with the Plan Year during which the Company becomes subject to Section 162(m), the number of shares of Stock subject to Options granted to any one Participant in any Plan Year shall not exceed one-thir d of the then aggregate total of Options available for issuance.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options and (iii) the exercise price or grant price relating to any Option.

6.  OPTIONS

        Each Option granted shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve. Unless the Committee determines otherwise, each Option Agreement shall comply with and be subject to the following terms and conditions.

        (a)  Number of Shares. Each Option Agreement shall state the number of shares of Stock to which the Option relates.

        (b)  Nonqualified Stock Option. Each Option Agreement shall specifically state that the Option constitutes a Nonqualified Stock Option.

        (c)  Exercise Price. Each Option Agreement shall state the exercise price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant.

        (d)  Method and Time of Payment. The exercise price shall be paid in full at the time of exercise. The exercise price may be paid (i) in cash or by check, (ii) by the tender by the Participant to the Company of outstanding shares of Stock, (iii) by means of a copy of irrevocable instructions to a registered broker/dealer to deliver promptly to the Company an amount of proceeds from the sale of shares of Stock to be issued pursuant to the Option being exercised or of a loan made with respect to shares of Stock to be issued pursuant to the Option being exercised sufficient, in either case, to pay the exercise price, (iv) in the sole discretion of the Committee, by authorizing the Company to withhold whole shares of Stock which would otherwise be delivered upon exercise of the Option or (v) a combination of any of the foregoing, in any case, in an amount having a value equal to such exercise price. The value of any sha res of Stock tendered pursuant to the preceding sentence shall be the Fair Market Value of such Stock as of the last trading day prior to the date of exercise.

        (e)  Term and Exercisability of Options. Each Option Agreement shall provide that each Option granted shall become exercisable under the terms and in accordance with the exercisability schedule that shall be established by the Committee at the time that the Option is granted; provided that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Options granted may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion in the applicable Option Agreement. The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as prov ided in Section 6(f) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

        (f)  Termination of Employment. Unless otherwise provided in the applicable Option Agreement, in the event that a Participant ceases to be employed by (or, in the case of a non-employee, ceases to perform services for the Company) the Company or any Subsidiary (in each case, a “termination of employment”), all the outstanding Options held by such Participant shall be treated as follows:

            (1)  Cause. If the Participant is terminated from his employment with the Company or any Subsidiary for Cause, all the Options (whether or not exercisable) shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of the termination of employment.

            (2)  Disability. If the Participant is terminated from his employment with the Company or any Subsidiary by reason of Disability, all Options that are not exercisable shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that are exercisable prior to such date shall remain exercisable for a period of six (6) months following such date.

            (3)  Death. If the Participant dies while employed by the Company or any Subsidiary, all Options that are not exercisable shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of death. Following the Participant’s death his executors, administrators, legatees or distributees may exercise the Options that are exercisable prior to the date of death for a period of six (6) months following the date of death.

            (4)  Other Terminations of Employment. If the Participant’s employment with the Company or any Subsidiary is terminated for any other reason, all Options that are not exercisable shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that are exercisable prior to such date shall remain exercisable for a period of (i)  ninety (90) days following such date, in the event that the Company has terminated the Participant’s employment or (ii) thirty (30) days, in the event that the Participant has terminated his or her employment with the Company, in either case, pursuant to this subparagraph (4).

            Notwithstanding the foregoing, the Committee may provide, after the time such Option is granted, that such Option may be exercised after the periods provided for in this Section 6(f), but in no event beyond the original term of such Option.

7.  CHANGE IN CONTROL

        Options granted under the Plan to any Participant may, in the discretion of the Committee, provide that such Options shall be, whether in whole or in part, immediately exercisable upon the date of a Change in Control.

8.  GENERAL PROVISIONS

        (a)  COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the granting and exercising of Options, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

        (b)  NONTRANSFERABILITY. Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (1) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (2) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Option.

        During a Participant’s lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless the Option is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the Option to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Following delivery by a Participant of written notice to the Secretary of the Company, the Committee may, subject to any conditions as the Committee may prescribe, permit the transfer by such Participant of any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided that no such transfer by any Participant may be made in exchange for consideration.

        (c)  NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s employment.

        (d)  WITHHOLDING TAXES. The Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

        Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any withholding tax obligation by any of the following methods or by a combination of such methods: (1) tendering a cash payment, (2) authorizing the Company to withhold from the shares of Stock otherwise payable to such Participant one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation and (3) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever having an aggregate

Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

        (e)  AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time and from time to time alter, amend or suspend, the Plan in whole or in part; provided that no amendment that requires stockholder approval in order for the Plan to continue to comply with applicable law shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Option theretofore granted under the Plan. The power to grant Options under the Plan shall automatically terminate ten (10) years after the adoption of the Plan by the stockholders. The Board may terminate the Plan at any time prior to its automatic termination. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effec t immediately prior to such termination.

        (f)  PARTICIPANT RIGHTS. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a Stock certificate to him for such shares.

        (g)  UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option shall give any such Participant any rights that are greater than those of a general creditor of the Company.

        (h)  NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the exercise of any Option. The value of any such fractional shares shall be paid to the Participant in cash.

        (i)  GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

        (j)  EFFECTIVE DATE. The Plan shall take effect upon its adoption by the Board.

      (k)   BENEFICIARY. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.